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                                                                   Exhibit 10.45

                          DIRECTORS' STOCK OPTION PLAN
                                       OF
                           CHROMCRAFT REVINGTON, INC.
           (AS AMENDED AND RESTATED EFFECTIVE AS OF DECEMBER 1, 2005)

                                    SECTION 1

                                  INTRODUCTION

     1.1. PURPOSE AND HISTORY OF THE PLAN. The Directors' Stock Option Plan of Chromcraft Revington, Inc. was originally adopted effective as of January 1, 2002. Effective as of December 1, 2005, the Plan is amended and restated principally to increase the number of shares reserved for issuance under the Plan from Seventy-Five Thousand (75,000) to One Hundred Fifty Thousand (150,000) shares and to extend the duration of the Plan from December 31, 2011 to December 1, 2014. The Plan is designed to promote the interests of Chromcraft Revington, Inc. and its stockholders through the granting of Options to the non-employee members of the Company's Board of Directors, thereby encouraging their focus on the growth and profitability of the Company.

     1.2. EFFECTIVE DATE AND DURATION. The Effective Date of the Plan, as amended and restated, is December 1, 2005. Options may be granted hereunder for a period of ten (10) years commencing December 1, 2005. However, no Options may be exercised until the Plan has been approved by a majority of the shares of the Company represented at the stockholders' meeting at which approval of the Plan is considered. No Options will be granted after December 1, 2014. On that date, the Plan will expire, except as to outstanding Options, which Options will remain in effect until they have been exercised, terminated or have expired.

                                    SECTION 2

                                   DEFINITIONS

     For purposes of the Plan, the following words and phrases will have the following meanings unless a different meaning is plainly required by the context:

     2.1. "1934 ACT" means the Securities Exchange Act of 1934, as amended. Reference to a specific Section of the 1934 Act or regulation thereunder will include such section or regulation, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such Section or regulation.

     2.2. "AFFILIATE" means any corporation or any other entity (including, but not limited to, partnerships, limited liability companies, joint ventures and Subsidiaries) controlling, controlled by or under common control with the Company.

     2.3. "AWARD AGREEMENT" means the written agreement which sets forth the terms and provisions applicable to each Option granted under the Plan.

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     2.4. "BENEFICIARY" means the person or persons designated by a Director to receive the benefits under the Plan, if any, which become payable as a result of the Director's death.

     2.5. "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company serving at the time that the Plan is approved by the stockholders of the Company or thereafter.

     2.6. "CASHLESS EXERCISE" means, if there is a public market for the Shares, the payment of the Exercise Price of Options, (a) through a "same day sale" commitment from the Director and an NASD Dealer whereby the Director irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased in order to pay the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such stock to forward the Exercise Price directly to the Company, or (b) through a "margin" commitment from the Director and an NASD Dealer whereby the Director irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company.

     2.7. "CHANGE IN CONTROL" will have the meaning assigned to such term in
Section 9.3.

     2.8. "COMMITTEE" means the Compensation Committee of the Board, or such other committee appointed by the Board pursuant to Section 4.1 to administer the Plan, serving on the date that the Plan is approved by the stockholders of the Company or thereafter.

     2.9. "COMPANY" means Chromcraft Revington, Inc., a Delaware corporation, and any successor thereto which assumes the obligations of such corporation under the Plan.

     2.10. "DIRECTOR" means any individual who is a member of the Board of Directors and who is not an employee of the Company or any of its Affiliates.

     2.11. "DISABILITY" means an illness or physical or mental disability or incapacity of the Director to such an extent the Director cannot adequately perform his duties and responsibilities as a Director (as reasonably determined by the Board) for a period of at least ninety (90) consecutive days; provided, however, that any medical diagnosis of the Director of alcoholism or drug, chemical or substance abuse or addiction is not included in the definition of "Disability." A Disability will be evidenced by signed, written opinions of at least two (2) independent, qualified medical doctors selected by the Board and paid for by the Company. The Director hereby agrees to make himself promptly available for examination by such medical doctors and consents to provide the results of such examinations to the Company promptly.

     2.12. "EFFECTIVE DATE" of the Plan, as amended and restated, means December 1, 2005.

     2.13. "EXERCISE PRICE" means the price at which a Share may be purchased by a Director pursuant to the exercise of an Option.


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     2.14. "FAIR MARKET VALUE" means, on any given date, the mean between the highest and lowest prices of actual sales of Shares on the principal national securities exchange on which the Shares are listed, or if not so listed, as reported on the American Stock Exchange, on such date or, if the Shares were not traded on such date, on the last preceding day on which Shares were traded.

     2.15. "GRANT DATE" means, with respect to any Option granted under the Plan, the date on which the Option was granted by the Committee, regardless if the Award Agreement to which the Option relates is executed subsequent to such date.

     2.16. "NASD DEALER" means a broker-dealer who is a member of the National Association of Securities Dealers, Inc.

     2.17. "OPTION" or "OPTIONS" means a nonqualified stock option granted under the Plan.

     2.18. "OPTION PERIOD" means the period during which an Option will be exercisable in accordance with the applicable Award Agreement.

     2.19. "PLAN" means the Amended and Restated Directors' Stock Option Plan of Chromcraft Revington, Inc. as set forth in this document and as amended from time to time.

     2.20. "RULE 16b-3" means Rule 16b-3 promulgated under the 1934 Act, and any future rule or regulation amending, supplementing, or superseding such rule.

     2.21. "SECTION 16 PERSON" means a person subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions which involve equity securities of the Company.

     2.22. "SHARES" means the whole shares of issued and outstanding regular voting common stock, par value $.01 per share, of the Company, whether presently or hereafter issued and outstanding, and any other stock or securities resulting from adjustment thereof as provided in Section 5.5, or the stock of any successor to the Company which is so designated for the purposes of the Plan.

     2.23. "SUBSIDIARY" means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A Subsidiary includes any Subsidiary of the Company as of the Effective Date and each corporation that becomes a Subsidiary of the Company after the Effective Date.

                                    SECTION 3

                             ELIGIBILITY AND VESTING

     3.1. ELIGIBILITY. Only individuals who are Directors on a Grant Date are eligible to receive grants of Options.


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     3.2. VESTING OF OPTIONS. Each Option will, on the Grant Date, be fully vested and nonforfeitable.

                                    SECTION 4

                                 ADMINISTRATION

     4.1. THE COMMITTEE. The Plan will be administered by the Committee. The decision or action of a majority of the actual number of members of the Committee will constitute the decision or action of the Committee. The Committee will consist of not less than three (3) Directors. The members of the Committee will be appointed from time to time by, and will serve at the pleasure of, the Board of Directors. It is intended that the Committee be comprised solely of Directors who are "non-employee directors" under Rule 16b-3. Failure of the Committee to be so comprised will not result in the cancellation, termination, expiration, or lapse of any Award.

     4.2. AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Articles of Incorporation or By-Laws of the Company, and subject to the provisions of the Plan, the Committee will have full power and discretion to construe and interpret the Plan, all Award Agreements and any other agreements or instruments entered into under the Plan; establish, amend or waive rules and regulations for the Plan's administration; and amend the terms and conditions of any outstanding Option and applicable Award Agreement to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee will make all other determinations which may be necessary or advisable for the administration of the Plan. Each Option will be evidenced by a written Award Agreement between the Company and the Director and will contain such terms and conditions established by the Committee consistent with the provisions of the Plan. Any notice or document required to be given to or filed with the Committee will be properly given or filed if hand delivered (and a delivery receipt is received) or mailed by certified mail, return receipt requested, postage paid, to the Committee at 1100 North Washington Street, Delphi, Indiana 46923.

     4.3. DELEGATION BY THE COMMITTEE. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more Directors or officers of the Company; provided, however, that the Committee may not delegate its authority and powers (a) with respect to grants to Section 16 Persons, or (b) in any way which would jeopardize the Plan's qualification under Rule 16b-3.

     4.4. DECISIONS BINDING. All determinations and decisions made by the Committee, the Board and any delegate of the Committee pursuant to Section 4.3 will be final, conclusive and binding on all persons, including the Company and Directors. No such determinations will be subject to de novo review if challenged in court.

     4.5. ADMINISTRATIVE DISCRETION. Notwithstanding any other provision of the Plan, unless set forth or otherwise contemplated herein, the Committee will have no authority to (i) grant Options; (ii) determine the option period; (iii) determine the time or times at which Options will be granted; (iv) determine the time or times when an Option becomes exercisable; or (v) determine other conditions and limitations applicable to the exercise of an Option.


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     4.6. NO RIGHT TO BE RETAINED ON BOARD. Neither the Plan nor any Award
Agreement executed hereunder will give any Director the right to be retained, nominated or reelected as a Director.

                                    SECTION 5

                           SHARES SUBJECT TO THE PLAN

     5.1. NUMBER OF SHARES. Subject to adjustment as provided in Section 5.5, the maximum number of Shares cumulatively available for issuance under the Plan will not exceed One Hundred Fifty Thousand (150,000) Shares less the total number of Shares previously issued under the Plan. Shares issued under the Plan may be either authorized but unissued Shares, treasury Shares or reacquired Shares (including Shares purchased in the open market), or any combination thereof, as the Committee may from time to time determine in its sole discretion.

     Shares covered by an Option that remain unpurchased or undistributed upon termination or expiration of any such Option may be made the subject of further Options to the same or other Directors. If the exercise price of any Option is satisfied by tendering Shares (by either actual delivery or attestation), only the number of Shares actually issued, net of the Shares tendered, will be deemed issued for purposes of determining the number of Shares available for grants under the Plan.

     5.2. RELEASE OF SHARES. Subject to the limitations set forth in the Plan, the Committee will have full authority to include (without limitation) as available for distribution any Shares that have ceased to be subject to an Option; any Shares under an Option that otherwise terminates without the issuance of Shares being made to a Director; any Shares that are received by the Company in connection with the exercise of an Option, including the satisfaction of any tax liability or tax withholding obligation; or any Shares repurchased by the Company in the open market or otherwise, having an aggregate repurchase price no greater than the amount of cash proceeds received by the Company from the exercise of Options granted under the Plan. Any Shares that are available immediately prior to the termination of the Plan, or any Shares returned to the Company for any reason subsequent to the termination of the Plan, may be transferred to a successor plan.

     5.3. RESTRICTIONS ON SHARES. Shares issued upon exercise of an Option will be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its sole discretion may determine or provide in the Award Agreement. The Company will not be required to issue or deliver any certificates for Shares, cash or other property prior to
(a) the listing of such Shares on any stock exchange (or other public market) on which the Shares may then be listed (or regularly traded), and (b) the completion of any registration or qualification of such shares under federal, state, local or other law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable. The Company may cause any certificate for any Shares to be delivered hereunder to be properly marked with a legend or other notation reflecting the limitations on transfer of such Shares as provided in the Plan or as the Committee may otherwise require. Directors, or any other persons entitled to benefits under the Plan, must furnish to the Committee such documents, evidence, data or other information as the Committee considers necessary or desirable for the purpose of administering the Plan. The benefits under the Plan for each Director, and each other person


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who is entitled to benefits hereunder, are to be provided on the condition that he furnish full, true and complete data, evidence or other information, and that he will promptly sign any document reasonably related to the administration of the Plan requested by the Committee. No fractional Shares will be issued under the Plan; rather, fractional shares will be aggregated and then rounded to the next lower whole Share.

     5.4. STOCKHOLDER RIGHTS. No person will have any rights of a stockholder (including, but not limited to, voting and dividend rights) as to Shares subject to an Option until, after proper exercise of the Option or other action as may be required by the Committee in its sole discretion, such Shares will have been recorded on the Company's official stockholder records (or the records of its transfer agents or registrars) as having been issued and transferred to the Director. Upon exercise of the Option or any portion thereof, the Company will have a reasonable period in which to issue and transfer the Shares to the Director, and the Director will not be treated as a stockholder for any purpose whatsoever prior to such issuance and transfer. No payment or adjustment will be made for cash dividends or other rights for which the record date is prior to the date such Shares are recorded as issued and transferred in the Company' official stockholder records (or the records of its transfer agents or registrars), except as provided herein or in an Award Agreement.

     5.5. CHANGES IN STOCK.

          5.5.1. SUBSTITUTION OF STOCK AND ASSUMPTION OF PLAN. In the event of any change in the Shares by virtue of any stock dividends, stock splits, recapitalizations or reclassifications or in the event that other securities will be substituted for the Shares as the result of any merger, consolidation, share exchange or reorganization or any similar transaction which constitutes a Change in Control of the Company, the Committee will correspondingly adjust (a) the number, kind and class of Shares which may be delivered under the Plan; (b) the number, kind, class and price of Shares subject to outstanding Awards (except for mergers or other combinations in which the Company is the surviving entity); and (c) the numerical limits of Sections 5.1 and 6.1 all in such manner as the Committee in its sole discretion determines to be advisable or appropriate to prevent the dilution or diminution of such Options.

          5.5.2. CONVERSION OF SHARES. In the event of a Change in Control of the Company pursuant to which another person or entity acquires control of the Company (such other person or entity being the "Successor"), the kind of shares of stock which will be subject to the Plan and to each outstanding Option will, automatically by virtue of such Change in Control, be converted into and replaced by securities of the Successor having full voting, dividend, distribution, preference, and liquidation rights, and the number of shares subject to an Option, the calculation of an Option's value, and the purchase price per share upon exercise of the Option will be correspondingly adjusted so that, by virtue of such Change in Control of the Company, each Director will have the right to purchase (a) that number of shares of stock of the Successor which have a Fair Market Value, as of the date of such Change in Control of the Company, equal to the Fair Market Value, as of the date of such Change in Control of the Company, of the Shares of the Company theretofore subject to each Option; and (b) for a purchase price per share which, when multiplied by the number of shares of stock of the Successor subject to each Option, will equal the aggregate exercise price at which the Director could have acquired all of the Shares of the Company previously optioned to the Director.


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                                    SECTION 6

                                  STOCK OPTIONS

     6.1. OPTION GRANTS. For each year during the term of the Plan, effective on the day after each annual meeting of the Company's stockholders and commencing with the 2006 annual meeting, each Director will receive an Option to purchase Two Thousand Five Hundred (2,500) Shares; provided, however, that each individual who is appointed or elected to serve as a Director for the first time and who is eligible under Section 3.1 will receive an Option to purchase Ten Thousand (10,000) Shares. Thereafter, such Director will be eligible to receive Options as specified in the first sentence of this Section 6.1.

     6.2. AWARD AGREEMENT. Each Option will be evidenced by an Award Agreement that will specify the Exercise Price, the number of Shares to which the Option pertains, the Option Period, any conditions to exercise of the Option and such other terms and conditions as the Committee, in its sole discretion, determines within the limitations prescribed by the Plan.

     6.3. EXERCISE PRICE. The Exercise Price for each Option will be not be less than one hundred percent (100%) of the Fair Market Value of the Shares to which the Option relates determined as of the Grant Date.

     6.4. METHOD OF EXERCISE. Subject to the provisions of this Section 6 and the applicable Award Agreement, a Director may exercise an Option, in whole or in part, at any time during the Option Period by giving written notice to the Company of exercise on a form provided by the Committee (if available). Such notice will specify the number of Shares subject to the Option to be purchased and will be accompanied by payment in full of the total Exercise Price by cash or check or such other form of payment as the Company may accept. If permitted by the Committee or the applicable Award Agreement, payment in full or in part may also be made by:

     (a) Delivering Shares already owned by the Director for more than six (6) months and having a total Fair Market Value on the date of such delivery equal to the total Exercise Price;

     (b)  The delivery of cash by a broker-dealer as a Cashless Exercise;

     (c) The certification of ownership of Shares owned by the Director to the satisfaction of the Committee for later delivery to the Company as specified by the Committee; or

     (d)  Any combination of the foregoing.

     No Shares will be issued until full payment therefor has been made. A Director will have all of the rights of a stockholder of the Company holding the class of Shares subject to such Option (including, if applicable, the right to vote the shares and the right to receive dividends) when the Director has given written notice of exercise, has paid the total Exercise Price and such Shares have been recorded on the Company's official stockholder records (or the records of its transfer agents or registrars) as having been issued and transferred to the Director.


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     6.5. RESTRICTIONS ON SHARE TRANSFERABILITY. In addition to the restrictions imposed by Section 9.5, the Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable or appropriate in its sole discretion, including, but not limited to, restrictions related to applicable Federal and state securities laws and the requirements of any national securities exchange or market on which Shares are then listed or regularly traded.

     6.6. EXERCISE OF OPTIONS. All rights to exercise an Option will terminate ninety (90) days following the date on which the Director ceases to be a Director, unless the termination of his status is on account of (i) Disability, or (ii) death, but not later than the date the Option expires pursuant to its terms. In the case of Disability or death, the Option may be exercised within one (1) year from the date his status as a Director ceases due to Disability or death, but not later than the date the Option expires pursuant to its terms. Notwithstanding the preceding provisions of this Section 6.6, the Committee shall cancel all outstanding Options of a Director who is removed from the Board.

     6.8. OPTION PERIOD. The option period for each Option will be ten (10) years from the Grant Date.

                                    SECTION 7

                                    AMENDMENT

     The Board may supplement, amend, alter or discontinue the Plan in its sole discretion at any time and from time to time, but no supplement, amendment, alteration or discontinuation will be made which would impair the rights of a Director under an Option that has been granted without the Director's consent, except that any supplement, amendment, alteration or discontinuation may be made to (a) avoid a material charge or expense to the Company or an Affiliate, (b) cause the Plan to comply with applicable law, or (c) permit the Company or an Affiliate to claim a tax deduction under applicable law. In addition, subject to the provisions of this Section 7, the Board of Directors, in its sole discretion at any time and from time to time, may supplement, amend, alter or discontinue the Plan without the approval of the Company's stockholders (a) to the extent such approval is not required by applicable law or the terms of a written agreement, and (b) so long as any such amendment or alteration does not (i) increase the number of Shares subject to the Plan (other than pursuant to Section 5.5), (ii) increase the maximum number of Options the Committee may award to an individual Director (other than pursuant to Section 5.5), (iii) decrease the Exercise Price (other than pursuant to Section 5.5), (iv) extend the term of the Plan or any Option Period, (v) change the restrictions on transferability of Options, (vi) change the manner of determining the Exercise Price, (vii) change the class of individuals eligible for Options, or (viii) withdraw administration of the Plan from the Committee or Board. The Committee may supplement, amend, alter or discontinue the terms of any Option theretofore granted, prospectively or retroactively, on the same conditions and limitations (and exceptions to limitations) as apply to the Board under the foregoing provisions of this Section 7, and further subject to any approval or limitations the Board may impose.


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                                    SECTION 8

                               LEGAL CONSTRUCTION

     8.1. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also will include the feminine, the plural will include the singular, and the singular will include the plural.

     8.2. SEVERABILITY. In the event any provision of the Plan is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provision had never been included herein.

     8.3. REQUIREMENTS OF LAW. The grant of Options and the issuance of Shares hereunder will be subject to all applicable statutes, laws, rules and regulations and to such approvals and requirements as may be required from time to time by any governmental authorities or any securities exchange or market on which the Shares are then listed or traded.

     8.4. GOVERNING LAW. Except to the extent preempted by the Federal laws of the United States of America, the Plan and all Award Agreements will be construed in accordance with and governed by the laws of the State of Delaware without giving effect to any choice or conflict of law provisions, principles or rules (whether of the State of Delaware or any other jurisdiction) that would cause the application of any laws of any jurisdiction other than the State of Delaware.

     8.5. HEADINGS. The descriptive headings and sections of the Plan are provided herein for convenience of reference only and will not serve as a basis for interpretation or construction of the Plan.

     8.6. MISTAKE OF FACT. Any mistake of fact or misstatement of facts will be corrected when it becomes known by a proper adjustment to an Option or Award Agreement.

     8.7. EVIDENCE. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person relying thereon considers pertinent and reliable, and signed, made or presented by the proper party or parties.

                                    SECTION 9

                                  MISCELLANEOUS

     9.1. NO COMPANY OBLIGATION. Unless required by applicable law, the Company, an Affiliate or the Board of Directors, the Committee will not have any duty or obligation to affirmatively disclose material information to a record or beneficial holder of Shares or an Option, and such holder will have no right to be advised of any material information regarding the Company or any Affiliate at any time prior to, upon, or in connection with the receipt, exercise or distribution of an Option. In addition, the Company, an Affiliate, the Board of Directors, the Committee, and any attorneys, accountants, advisors or agents for any of the foregoing will not provide any advice, counsel or recommendation to any Director


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with respect to, without limitation, any Option, any exercise of an Option, or any tax consequences relating to an Option.

     9.2. LIABILITY AND INDEMNIFICATION. No member of the Board, the Committee or any officer or employee of the Company or any Affiliate will be personally liable for any action, failure to act, decision or determination made in good faith in connection with the Plan. By participating in the Plan, each Director agrees to release and hold harmless the Company and its Affiliates (and their respective directors, officers and employees) and the Committee from and against any tax liability, including, but not limited to, interest and penalties, incurred by the Director in connection with his receipt of Options under the Plan and the payment and exercise thereof. Each person who is or has been a member of the Committee, or of the Board, will be indemnified and held harmless by the Company against and from (a) any loss, cost, liability or expense (including, but not limited to, attorneys' fees) that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement; and (b) any and all amounts paid by him in settlement thereof, with the Company's prior written approval, or paid by him in satisfaction of any judgment in any such claim, action, suit or proceeding against him; provided, however, that he will give the Company an opportunity, at the Company's expense, to handle and defend such claim, action, suit or proceeding before he undertakes to handle and defend the same on his own behalf. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, by contract, as a matter of law or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

     9.3. SUCCESSORS AND CHANGE IN CONTROL. All obligations of the Company under the Plan, with respect to Options granted hereunder, will be binding on any successor to the Company, whether or not the existence of such successor is the result of a Change in Control of the Company. The Company will not, and will not permit its Affiliates to, recommend, facilitate, or agree or consent to a transaction or series of transactions which would result in a Change in Control of the Company unless and until the person or persons or entity or entities acquiring control of the Company as a result of such Change in Control agree(s) to be bound by the terms of the Plan insofar as it pertains to Awards theretofore granted and agrees to assume and perform the obligations of the Company and its Successor (as defined in subsection 5.5.2) hereunder.

     For purposes of this Section 9.3, a "Change in Control" shall mean a transaction or series of related transactions pursuant to which (a) a majority of the outstanding shares of common stock of the Company, on a fully diluted basis, shall be owned by any person (as hereinafter defined) or group of persons who, as of March 15, 2002, own (together with their affiliates) an aggregate of less than fifty percent (50%) of the outstanding shares of common stock of the Company on a fully diluted basis; (b) the Company consolidates with, merges into or with or effects any plan of share exchange with any unaffiliated or unrelated entity and, after giving effect to such consolidation, merger or share exchange, a majority of the outstanding shares of common stock of the Company, on a fully diluted basis, shall be owned by any person or group of persons who, as of March 15, 2002, own (together with their affiliates) an aggregate of less than fifty percent (50%) of the outstanding shares of common stock of the Company on a fully diluted basis; (c) the Company disposes of all or substantially


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all of its assets; or (d) the Company is liquidated or dissolved or adopts a plan of liquidation or dissolution.

     For purposes of the definition of "Change in Control," (i) a person or group of persons shall not include the Chromcraft Revington, Inc. Employee Stock Ownership Plan Trust which forms a part of the Chromcraft Revington, Inc. Employee Stock Ownership Plan ("ESOP"), or any other employee benefit plan, subsidiary or Affiliate of the Company, and (ii) the outstanding shares of common stock of the Company, on a fully diluted basis, shall include all shares owned by the ESOP, whether allocated or unallocated to the accounts of participants thereunder.

     9.4. BENEFICIARY DESIGNATIONS. A Director may designate, on such forms as may be provided by the Committee for such purpose, a Beneficiary to whom any benefits hereunder will be paid in the event of the Director's death. Each such designation will revoke all prior designations by the Director and will be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any benefits remaining unpaid at the Director's death will be paid to the Director's estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised Option may be exercised by the administrator or executor of the Director's estate.

     9.5. NONTRANSFERABILITY OF AWARDS. Except as provided in Sections 9.5.1 and 9.5.2, no Option can be sold, transferred, assigned, margined, encumbered, bequeathed, gifted, alienated, hypothecated, pledged or otherwise disposed of, whether by operation of law, whether voluntarily or involuntarily or otherwise, other than by will or by the laws of descent and distribution. In addition, no Option will be subject to execution, attachment or similar process. Any attempted or purported transfer of an Option in contravention of the Plan or an Award Agreement will be null and void ab initio and of no force or effect whatsoever. All rights with respect to an Option will be exercisable during the Director's lifetime only by the Director.

          9.5.1. LIMITED TRANSFERS OF OPTIONS. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit the transfer of Options by a Director to (a) the Director's spouse, any children or lineal descendants of the Director or the Director's spouse, or the spouse(s) of any such children or lineal descendants ("Immediate Family Members"), (b) a trust or trusts for the exclusive benefit of Immediate Family Members, or
     (c) a partnership or limited liability company in which the Director and/or the Immediate Family Members are the only equity owners, (collectively, "Eligible Transferees"); provided, however, that, in the event the Committee permits the transferability of Options granted to the Director, the Committee may subsequently, in its sole discretion, amend, modify, revoke, or restrict, without the prior consent, authorization, or agreement of the Eligible Transferee, the ability of the Director to transfer Options that have not been already transferred to an Eligible Transferee. An Option that is transferred to an Immediate Family Member will not be transferable by such Immediate Family Member, except for any transfer by such Immediate Family Member's will or by the laws of descent and distribution upon the death of such Immediate Family Member.

          9.5.2. EXERCISE BY ELIGIBLE TRANSFEREES. In the event the Committee, in its sole discretion, permits the transfer of Options by a Director to an Eligible Transferee under Section 9.5.1, the Options transferred to the Eligible Transferee must be exercised by


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

     such Eligible Transferee and, in the event of the death of such Eligible Transferee, by such Eligible Transferee's heirs and legatees under his will or his executor or administrator, as the case may be, only in the same manner, to the same extent, and under the same circumstances (including, but not limited to, the time period within which the Options must be exercised) as the Director could have exercised such Options. The Director, or in the event of his death, the Director's estate, will remain liable for all federal, state, local, and other taxes applicable upon the exercise of an Option by an Eligible Transferee.

     9.6. NO RIGHTS AS STOCKHOLDER. No Director (or any Beneficiary) will have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Option (or the exercise thereof), unless and until certificates representing such Shares have been recorded on the Company's official stockholder records (or the records of its transfer agents or registrars) as having been issued and transferred to the Director (or his Beneficiary).

     9.7. FUNDING. Shares to be distributed under the Plan will be issued directly by the Company from its authorized but unissued Shares or acquired by the Company on the open market or a combination thereof. Neither the Company nor any of its Affiliates will be required to segregate on its books or otherwise establish any funding procedure for any amount to be used for the payment of benefits under the Plan. The Company or any of its Affiliates may, however, in its sole discretion, set funds aside in investments to meet any anticipated obligations under the Plan. Any such action or set-aside will not be deemed to create a trust of any kind between the Company or any of its Affiliates and any Director or other person entitled to benefits under the Plan or to constitute the funding of any Plan benefits. Consequently, any person entitled to a payment under the Plan will have no rights greater than the rights of any other unsecured general creditor of the Company or its Affiliates.

     9.8. USE OF PROCEEDS. The proceeds received by the Company from the sale of Shares pursuant to the Plan will be used for general corporate purposes.

                                      * * *


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